Power of Attorney
Know all by these presents, that the
undersigned hereby makes, constitutes
and appoints each of Eric Powers,
Allison McBride, Patrick Pazderka, Harry Nimoityn,
and Derrilynn Pritchard or any of them
acting singly, and with full power of substitution
and resubstitution, the undersigned's true and
lawful Attorney in Fact (each of such persons
and their substitutes being referred to herein
as the "Attorney in Fact"), with full power
to act for the undersigned and in the undersigned's
name, place and stead, in any and all capacities, to:
1.	Prepare, execute, and submit to the Securities
and Exchange Commission ("SEC"),
the Canadian Securities Administrators
 or other applicable Canadian or provincial securities
regulatory authority ("CSA") any identification filings
for the System for Electronic Disclosure by Insiders ("SEDI")
and any other documents necessary or appropriate
to obtain codes and passwords enabling the undersigned
to make electronic filings with the SEC or the CSA of
reports required or considered by the Attorney in Fact
to be advisable under Section 13 or Section 16 of the
Securities Exchange Act of 1934 (the "Exchange Act")
or any rule or regulation of the SEC or SEDI;
2.	Prepare, execute, and submit to the SEC,
the CSA, Trulieve Cannabis Corp. (the "Company"),
and/or any securities exchange on which the Company's
securities are listed any and all reports
(including any amendments thereto) the undersigned is
required to file with the SEC, the CSA,
or which the Attorney in Fact considers it advisable to
file with the SEC, under Section 13 or
Section 16 of the Exchange Act or any rule or regulation
thereunder, or under Rule 144
under the Securities Act of 1933 ("Rule 144"), or the
CSA, or SEDAR or SEDAR+,
with respect to the any security of the Company or
its affiliates, including Forms 3, 4 and 5,
Schedules 13D and 13G, and Forms 144 and SEDI; and
3.	Obtain, as the undersigned's representative
and on the undersigned's behalf, information
regarding transactions in the Company's equity
securities from any third party, including
the Company and any brokers, dealers, employee
benefit plan administrators and trustees,
and the undersigned hereby authorizes any such
third party to release any such information to the Attorney in Fact.
   The undersigned acknowledges that:
a)	This Power of Attorney authorizes,
but does not require, the Attorney in Fact
 to act in his or her discretion on information
provided to such Attorney in Fact without
independent verification of such information;
b)	Any documents prepared or executed by the
Attorney in Fact on behalf of the undersigned
pursuant to this Power of Attorney will be in
such form and will contain such information as
the Attorney in Fact, in his or her discretion,
deems necessary or desirable;
c)	Neither the Company nor the Attorney in
Fact assumes any liability for the
undersigned's responsibility to comply with the
requirements of Section 13 or Section 16
of the Exchange Act or Rule 144, any liability
of the undersigned for any failure to comply
with such requirements, or any liability of the
undersigned for disgorgement of profits under
Section 16(b) of the Exchange Act; and
d)	This Power of Attorney does not
relieve the undersigned from responsibility
for compliance with the undersigned's obligations
under Section 13 or Section 16 of
the Exchange Act, including, without limitation,
the reporting requirements under
Section 13 or Section 16 of the Exchange Act.
   The undersigned hereby grants to the Attorney
in Fact full power and authority
to do and perform each and every act and thing
requisite, necessary or advisable
to be done in connection with the foregoing,
as fully, to all intents and purposes,
as the undersigned might or could do in person,
hereby ratifying and confirming all
that the Attorney in Fact, or his or her
substitute or substitutes, shall lawfully
do or cause to be done by authority of
this Power of Attorney.
   This Power of Attorney shall remain in
full force and effect until the undersigned
is no longer
required to file Forms 4 or 5 or Schedules
13D or 13G or Forms 144 with respect to the undersigned's
holdings of and transactions in securities of the
Company, unless earlier revoked by the undersigned
in a signed writing delivered to the Attorney in Fact.
This Power of Attorney revokes all previous
powers of attorney with respect to the subject matter
of this Power of Attorney.
   IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of March 2, 2026.
/s/ Brett Walsh
Name: Brett Walsh